Exhibit 10.1

   ===========================================================================

                 OMNICOM FINANCE INC., OMNICOM FINANCE PLC, and
                              OMNICOM CAPITAL INC.
                                  as Borrowers

                              AMENDED AND RESTATED
                            364-DAY CREDIT AGREEMENT

                           Dated as of April 30, 1999

                    Amended and Restated as of April 27, 2000

                               -------------------

                                  $750,000,000

                               -------------------

                                 CITIBANK, N.A.,
                             as Administrative Agent

                            THE BANK OF NOVA SCOTIA,
                             as Documentation Agent

                                       and

                               SAN PAOLO IMI SPA,
                              as Syndication Agent

   ===========================================================================

            AMENDMENT AND RESTATEMENT (this "Amendment and Restatement") dated as of April 27, 2000 of the 364-Day Credit Agreement referred to below, among OMNICOM FINANCE INC., a corporation organized and existing under the laws of Delaware ("OFI"); OMNICOM FINANCE PLC (formerly, Omnicom Finance Limited), a corporation organized and existing under the laws of England and Wales ("OFL") and OMNICOM CAPITAL INC., a corporation organized and existing under the laws of Connecticut ("OCI" and, together with OFI and OFL, each a "Borrower", and collectively, the "Borrowers" ); OMNICOM GROUP, INC. (the "Guarantor"); each of the financial institutions listed in Schedule I hereto (each a "Bank", and collectively the "Banks"); CITIBANK, N.A., as administrative agent for the Banks (in such capacity, together with its successors in such capacity, the "Administrative Agent"); THE BANK OF NOVA SCOTIA, as documentation agent (the "Documentation Agent"); and SAN PAOLO IMI SPA, as syndication agent (the "Syndication Agent", and collectively, together with the Administrative Agent and the Documentation Agent, the "Agents").

            OFI, OFL, certain of the Banks and the Agents are parties to a 364-Day Credit Agreement dated as of April 30, 1999 (as in effect immediately prior to the effectiveness of this Amendment and Restatement pursuant to Section 4 hereof, the "Existing Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit (by the making of loans) by the Banks to the Borrowers in an aggregate principal amount not exceeding $750,000,000 at any one time outstanding. The Borrowers, the Banks signatory hereto and the Agents wish to amend and restate the Existing Credit Agreement and to add OCI as a new Borrower thereunder; and accordingly, the parties hereto hereby agree to amend the Existing Credit Agreement as set forth herein and to restate the Existing Credit Agreement as so amended (the Existing Credit Agreement as so amended and restated, the "Amended and Restated Credit Agreement"):

            Section 1. Definitions. Except as otherwise defined herein, terms defined in the Existing Credit Agreement are used herein as defined therein.

            Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 of this Amendment and Restatement, but effective on the Effective Date (as defined below), (i) the Existing Credit Agreement is hereby amended as set forth below, and (ii) the Existing Credit Agreement is restated to read in its entirety as set forth in the Existing Credit Agreement, which is hereby incorporated herein by reference, with the amendments set forth below:

            A. References in the Existing Credit Agreement to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Amended and Restated Credit Agreement.

            B. Section 1.01 of the Existing Credit Agreement shall be amended by adding the following new definitions (to the extent not already included in said Section 1.01) and inserting the same in the appropriate alphabetical locations and amending the following definitions (to the extent already included in said Section 1.01) to read in their entirety as follows:

                     AMENDED AND RESTATED CREDIT AGREEMENT

                  "Amendment and Restatement" shall mean the Amendment and
            Restatement, dated as of April 27, 2000, among the Borrowers, the Guarantor, the Banks, the Administrative Agent, the Documentation Agent and the Syndication Agent."

                  "Applicable Margin" for Eurocurrency Rate Loans and
            "Applicable Facility Fee Rate" at any time shall mean the respective rates per annum set forth in the table below opposite the applicable Rating Level at such time:


                                Applicable Margin     Applicable Margin
                                        for                  for
                                   Eurocurrency          Term Loans
                                    Rate Loans            that are            Applicable
                                   (other than          Eurocurrency           Facility
            Rating Level           Term Loans)           Rate Loans            Fee Rate
            ------------           -----------           ----------            --------
            Rating Level 1            0.190%               0.450%               0.085%

            Rating Level 2            0.200%               0.500%               0.100%

            Rating Level 3            0.240%               0.600%               0.110%

            Rating Level 4            0.275%               0.750%               0.125%

            Rating Level 5            0.375%               1.000%               0.275%

            provided that, if the aggregate principal amount outstanding of the Eurocurrency Rate Loans (other than Term Loans) on any day exceeds 66-2/3% of the Total Commitment on such day, the Applicable Margin for Eurocurrency Rate Loans (other than Term Loans) for that day shall be 0.050% higher than the rate set forth above, when the applicable Rating Level is Rating Level 1, Rating Level 2 or Rating Level 3, and 0.100% higher than the rate set forth above when the applicable Rating Level is Rating Level 4 or Rating Level 5, and provided, further, that, if the Moody's Rating or the S&P Rating relates to the Guarantor Subordinated Debt, then the respective rates set forth above shall be determined by reference to the Rating Level which is one level higher than the Rating Level which would otherwise apply to such Guarantor Subordinated Debt (for the purpose of which determination, Rating Level 1 shall be the highest rating).

                  "Base Rate Loan" shall mean any Loan that bears interest based upon the Base Rate.

                  "Borrower" and "Borrowers" shall mean, individually or
            collectively, as the case may be, each of Omnicom Finance Inc., a corporation organized and existing under the laws of Delaware; Omnicom Finance plc (formerly, Omnicom Finance Limited), a corporation organized and existing under the laws of England and Wales,

                     AMENDED AND RESTATED CREDIT AGREEMENT
            and Omnicom Capital Inc., a corporation organized and existing under the laws of Connecticut.

                  "Commitment" shall mean, for each Bank, the amount set forth opposite such Bank's name in Schedule I to the Amendment and Restatement, as the same may be (x) reduced from time to time pursuant to Section 4.02 and/or Section 10, (y) increased pursuant to Section 4.04 and/or (z) adjusted from time to time as a result of assignments to or from such Bank pursuant to Section 12.04(b).

                  "ERISA Affiliate" shall mean any person (as defined in Section
            3(9) of ERISA) which together with OFI or any of its Subsidiaries or together with OCI or any of its Subsidiaries would be member of the same "controlled group" within the meaning of Section 414 (b), (c),
            (m) and (o) of the Code.

                  "Eurocurrency Rate Loan" shall mean any Loan that bears
            interest at a rate based on the rates referred to in the definition of "Eurodollar Base Rate" in this Section 1.01.

                  "Final Maturity Date" shall have the meaning provided in
            Section 4.05.

                  "Notice of Election of Term Option" shall have the meaning provided in Section 4.05.

                  "OCI" shall mean Omnicom Capital Inc., a corporation organized and existing under the laws of Connecticut.

                  "Term Loan" shall have the meaning provided in Section 4.05.

            C. OCI shall become a party to the Amended and Restated Credit Agreement as a Borrower thereunder. Accordingly, the Existing Credit Agreement shall be amended to provide that each reference therein to the term "Borrower" or "Borrowers" shall be deemed to refer, individually or collectively, as the case may be, to OFI, OFL and to OCI, and OCI shall be entitled to borrow Loans thereunder on the same terms and conditions as OFI and OFL (and shall be subject to the same terms and conditions thereunder with respect to Loans made to it as each of OFI and OFL is with respect to Loans made to it). The covenants and agreements specified in Sections 8 and 9 of the Amended and Restated Credit Agreement shall be applicable to each of OFI, OFL and OCI (it being understood that any dollar limitation specified in such provisions shall be applicable to OFI, OFL and OCI collectively), provided, however, that the introductory paragraph of Section 8 shall be amended by deleting the word "OFI" therein and replacing it with the words "OFI and OCI" and provided, further, that
      Section 8.05 shall be amended as provided in Section 2. G of this Amendment and Restatement.

            D. Section 2.09 of the Existing Credit Agreement is amended by adding after the words "nine month period," in the first sentence thereof the words "or, (subject to

                     AMENDED AND RESTATED CREDIT AGREEMENT
      availability as determined by 100% of the Banks) if such Eurocurrency Rate Loan is a Term Loan made pursuant to Section 4.05 hereof, twelve month period,"

            E. Section 4.03 of the Existing Credit Agreement is amended by deleting paragraph (a) in its entirety and inserting a new paragraph (a) as follows:

                  "(a) The "Commitment Termination Date" shall be April 26, 2001 or such later date to which the Commitment Termination Date has been extended pursuant to this Section 4.03.

            F. A new Section 4.05 shall be inserted into the Existing Credit Agreement to read as follows:

                  "4.05 Term Loan Election. (a) The Guarantor may, by delivering to the Administrative Agent a notice (a "Notice of Election of Term Option") substantially in the form of Exhibit A to the Amendment and Restatement, not more than 30 nor less than 5 Business Days before the Existing Commitment Termination Date, elect that all of the Loans of each Bank to a Borrower outstanding as at the close of business New York time on such Existing Commitment Termination Date be converted, effective at such time, to a term loan (a "Term Loan") payable by such Borrower to such Bank, which Term Loan shall (i) be in a principal amount equal to the aggregate outstanding principal amount of such Loans, (ii) mature on the date (the "Final Maturity Date") that is the earlier of (x) the date one year after such Existing Commitment Termination Date or (y) the date specified by the Guarantor in such Notice of Election of Term Option (and each outstanding Note shall automatically be deemed amended accordingly),
            (iii) bear interest, until the payment in full thereof, at the rates provided for in Section 2.08 and otherwise constitute a "Loan" for all purposes of this Agreement and a "Guaranteed Obligation" for all purposes of the Guaranty and (iv) at the option of the Guarantor be Base Rate Loans or Eurocurrency Rate Loans; provided that the election provided for in this Section 4.05 shall not take effect if, on the date of the Notice of Election of Term Option or on the Existing Commitment Termination Date, a Default or Event of Default has occurred and is continuing. Upon the effectiveness of the conversion provided for in this Section 4.05, Section 2.01(a)(ii) shall cease to be in effect, and each Borrower agrees that it will, forthwith upon the request of any Bank through the Administrative Agent, issue a new promissory note (a "Term Note") in favor of such Bank in substantially the form of Exhibit B to the Amendment and Restatement in the amount of the Term Loan of such Bank to such Borrower provided herein, in exchange for the Note or Notes held by such Bank (which shall be promptly returned to the Guarantor, through the Administrative Agent, marked "Cancelled"), or, upon presentation of evidence to the reasonable satisfaction of the Administrative Agent (in the Administrative Agent's sole discretion) of the loss, destruction or theft of the Note or Notes held by such Bank, and upon

                     AMENDED AND RESTATED CREDIT AGREEMENT
            delivery to the Administrative Agent, for the benefit of the Borrower or Borrowers having issued such Note or Notes, an indemnity, in form and substance satisfactory to such Borrower or Borrowers, made by such Bank and holding such Borrower or Borrowers harmless, in lieu of any such lost, destroyed or stolen Note or Notes, which Term Note shall be deemed to be a "Note" for all purposes of this Agreement and of the Guaranty.

                  (b) The Guarantor shall, in the case of any Eurocurrency Rate
            Loan made pursuant to a Notice of Election of Term Option as provided in this Section 4.05 or pursuant to the conversion of a Term Loan which is a Base Rate Loan as provided in Section 2.06 or in the case of the continuation of any Eurocurrency Rate Loan which is a Term Loan, give notice to the Administrative Agent at its Notice Office by noon (New York time) on that date three Business Days prior to the making, conversion or continuation of such Eurocurrency Rate Loan, as the case may be, stating its election of the Interest Period to be applied to such Eurocurrency Rate Loan, provided, however, that: (i) the Interest Period for any Eurocurrency Rate Loan which is a Term Loan shall commence on the date such Eurocurrency Rate Loan is made, converted or continued,
            (ii) if the Interest Period relating to a Eurocurrency Rate Loan which is a Term Loan begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of such calendar month, (iii) if any Interest Period relating to a Eurocurrency Rate Loan which is a Term Loan would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day, provided, however, that if the Interest Period relating to a Eurocurrency Rate Loan which is a Term Loan would otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day and (iv) no Interest Period relating to a Eurocurrency Rate Loan which is a Term Loan may be elected or deemed elected by the Guarantor if it would extend beyond the Final Maturity Date. If any such Interest Period would extend beyond the Final Maturity Date, then such Interest Period shall end on the Final Maturity Date. If the Guarantor fails to timely give such notice of Interest Period respecting any Term Loan to the Administrative Agent then the Guarantor shall be deemed to have elected that the Term Loan shall be a Base Rate Loan, provided that, notwithstanding Section 2.06(i) hereof, any such Base Rate Loan so deemed elected may be converted into a Eurocurrency Rate Loan upon delivery by the Borrower of a Notice of Conversion respecting such Base Rate Loan to the Administrative Agent at its Notice Office prior to noon (New York time) at least three Business Days' prior to the effectiveness of such conversion pursuant to Section 2.06."

                     AMENDED AND RESTATED CREDIT AGREEMENT

            G. Sections 8.05 of the Existing Credit Agreement shall be deleted in its entirety and replaced with the following:

                  "8.05. ERISA. As soon as possible and, in any event, within 10 days after OFI or any of its Subsidiaries or ERISA Affiliates or OCI or any of its Subsidiaries or ERISA Affiliates knows or has reason to know of any of the following, OFI or OCI, as the case may be, will deliver to each of the Banks a certificate of the chief financial officer of OFI or OCI, as the case may be, setting forth details as to such occurrence and such action, if any, which OFI, OCI, such Subsidiary or such ERISA Affiliate is required or proposes to take, together with any notices required or proposed to be given to or filed with or by OFI, OCI, the Subsidiary, the ERISA Affiliate, the PBGC, a Plan participant or the Plan administrator with respect thereto: that a Reportable Event has occurred, that an accumulated funding deficiency has been incurred or an application may be or has been made to the Secretary of the Treasury for a waiver or modification of the minimum funding standard (including any required installment payments) or an extension of any amortization period under Section 412 of the Code with respect to a Plan, that a Plan has been or may be terminated via a "distress termination" as referred to in section 4041(c) of ERISA, reorganized, partitioned or declared insolvent under Title IV of ERISA, that a Plan has an Unfunded Current Liability giving rise to a Lien under ERISA, that proceedings may be or have been instituted by the PBGC to terminate a Plan, that a proceeding has been instituted pursuant to Section 515 of ERISA to collect a delinquent contribution to a Plan, or that OFI or any of its Subsidiaries or ERISA Affiliates or OCI or any of its Subsidiaries or ERISA Affiliates will or may incur any liability (including any contingent or secondary liability) to or on account of the termination of or withdrawal from a Plan under Section 4062, 4063, 4064, 4201 or 4204 of ERISA. In addition to any certificates or notices delivered to the Banks pursuant to the first sentence hereof, copies of notices received by OFI or any of its Subsidiaries or ERISA Affiliates or OCI or any of its Subsidiaries or ERISA Affiliates required to be delivered to the Banks hereunder shall be delivered to the Banks no later than 10 days after the later of the date such notice has been filed with the Internal Revenue Service or the PBGC, given to Plan participants or received by OFI or any of its Subsidiaries or ERISA Affiliates or OCI or any of its Subsidiaries or ERISA Affiliates.

            H. Sections 12.04(b)(ii) of the Existing Credit Agreement shall be deleted in its entirety and replaced with the following:

                  "(ii) upon surrender of the old Notes, or, upon presentation of evidence to the reasonable satisfaction of the Administrative Agent (in the Administrative Agent's sole discretion) of the loss, destruction or theft of the old Notes, and upon delivery to the Administrative Agent, for the benefit of the Borrower that issued the old Notes, of an indemnity, in form and substance satisfactory to such Borrower, made by such assigning Bank and holding such Borrower harmless, in lieu of any such lost, destroyed or stolen Notes, new Notes will be issued, at the

                     AMENDED AND RESTATED CREDIT AGREEMENT
            expense of the Borrower that issued the old Notes, to such new Bank and to the assigning Bank, such new Notes to be in conformity with the requirements of Section 2.05 (with appropriate modifications) to the extent needed to reflect the revised Commitments and"

            I. Schedule I of the Existing Credit Agreement is deleted in its entirety and replaced with the schedule set forth in Schedule I to this Amendment and Restatement.

            Section 3. Representations and Warranties. Each Borrower (but only OFI and OCI with respect to Section 7.09) represents and warrants to the Banks as of the Effective Date that: (i) the representations and warranties set forth in Section 7 of the Existing Credit Agreement are true and correct as to itself on and as of the Effective Date as though made on and as of the Effective Date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date) and as if each reference in said Section 7 to "this Agreement" included reference to the Amended and Restated Credit Agreement and as if each reference in Section 7.09 to "OFI" included reference to "OFI or OCI" and (ii) no event has occurred and is continuing that constitutes a Default or Event of Default (and the parties agree that breach of any of the representations and warranties in this Section 3 shall constitute an Event of Default under Section 10.02 of the Amended and Restated Credit Agreement).

            Section 4. Conditions to Effectiveness. The amendment and restatement set forth in Section 2 of this Amendment and Restatement shall become effective on the date (the "Effective Date") on which the Administrative Agent shall notify the Guarantor that the following conditions precedent have been satisfied (and the Administrative Agent shall promptly notify the Banks of the occurrence of the Effective Date):

            (a) Documents. The Agent shall have received the following documents (with sufficient copies for each Bank), each of which shall be satisfactory to the Administrative Agent in form and substance:

                  (1) Execution by All Parties. Counterparts of this Amendment and Restatement, duly executed and delivered by each Borrower, the Guarantor, the Administrative Agent and the Banks.

                  (2) Authority and Approvals. Certified copies of resolutions of the Board of Directors of each Borrower and of the Guarantor (or equivalent documents) authorizing and approving this Amendment and Restatement and the Notes (if any), authorizing Borrowings under the Amended and Restated Credit Agreement in an aggregate principal amount up to $750,000,000 at any one time outstanding, and certified copies of all documents evidencing other necessary action (corporate, partnership or otherwise) and governmental approvals, if any, with respect to this Amendment and Restatement and the Notes (if any).

                  (3) Notes. There shall have been executed by OCI and delivered to the Administrative Agent, pursuant to Section 2.05 of the Amended and Restated

                     AMENDED AND RESTATED CREDIT AGREEMENT

            Credit Agreement, a Note, substantially in form of Exhibit B to the Amended and Restated Credit Agreement, for each Bank which is to evidence each such Bank's Loans to OCI.

                  (4) Secretary's or Assistant Secretary's Certificate. A
            certificate of the Secretary or an Assistant Secretary of each Borrower and of the Guarantor, dated the Effective Date, certifying the names and true signatures of the officers of the Borrowers and of the Guarantor authorized to execute and deliver this Amendment and Restatement and the Notes (if any) and the other documents to be delivered hereunder and attaching corporate documentation respecting the organization, existence and good standing of each Borrower and the Guarantor.

                  (5) Other Documents. Such other documents as the
            Administrative Agent may reasonably request, including certificates of officers or opinions of counsel, relating to the organization, existence and good standing of each Borrower and the Guarantor, the authorization of the Amended and Restated Credit Agreement, the enforceability of the Amended and Restated Credit Agreement or other legal matters relating to the Amended and Restated Credit Agreement or the transactions contemplated thereby, all in form and substance satisfactory to the Administrative Agent.

            (b) Guaranty. The Guaranty shall be in full force and effect on the Effective Date, and the Guarantor shall have confirmed its Guaranty under
      Section 5 of this Amendment and Restatement by executing and delivering this Amendment and Restatement.

            (c) Extension. The Existing Commitment Termination Date of April 27, 2000, of the Existing Credit Agreement shall have been extended for an additional 364 days, pursuant to Section 4.03 thereof. If any Bank has become, in connection with such extension, a Non-Extending Bank under and as defined in Section 4.03(b) of the Existing Credit Agreement, each such Non-Extending Bank shall have confirmed, in a manner satisfactory to the Administrative Agent, that such Non-Extending Bank has been paid in full all amounts owing to it pursuant to Section 4.03(e) of the Existing Credit Agreement, that the Commitment of such Non-Extending Bank has terminated and that such Non-Extending Bank is no longer be party to the Existing Credit Agreement.

            (d) Fees and Expenses. The Administrative Agent shall have received evidence satisfactory to it that (i) the Borrowers and the Guarantor shall have paid in full all accrued fees, expenses and interest due and payable to the Administrative Agent and the Banks (including the Non-Extending Banks) under the Existing Credit Agreement, (ii) the Guarantor shall have paid all accrued fees and expenses of the Administrative Agent (including the reasonable fees and expenses of counsel to the Administrative Agent) in connection with this Amendment and Restatement and (iii) the Guarantor shall have paid to the Administrative Agent for account of the Banks such up-front or other fees in connection with the execution of this Amendment and Restatement as the Guarantor and the Administrative Agent shall have agreed upon.

                     AMENDED AND RESTATED CREDIT AGREEMENT

            Section 5. Confirmation of Guaranty. The Guarantor hereby agrees that the Guaranty shall be amended to provide that each reference to the term "Borrower" or "Borrowers" therein shall be deemed to refer, individually or collectively, as the case may be, to OFI, OFL and to OCI, and that all obligations of OCI under the Amended and Restated Credit Agreement shall constitute "Guaranteed Obligations", as defined under, and for all purposes of, the Guaranty made by the Guarantor in favor of the Administrative Agent and the Banks and dated as of April 30, 1999. The Guarantor hereby confirms and agrees that the obligations of the Borrowers, or any of them, under the Amended and Restated Credit Agreement are entitled to all the benefits of the Guaranty, and that all obligations of the Borrowers, or any of them, under the Amended and Restated Credit Agreement shall constitute "Guaranteed Obligations", as defined under, and for all purposes of, the Guaranty and that all references in the Guaranty to the "Credit Agreement" (including indirect references) shall be deemed to be references to the Amended and Restated Credit Agreement.

            Section 6. Miscellaneous. Except as herein provided, the Existing Credit Agreement shall remain unchanged and in full force and effect. This Amendment and Restatement may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement and any of the parties hereto may execute this Amendment and Restatement by signing any such counterpart. This Amendment and Restatement shall be governed by, and construed in accordance with, the law of the State of New York.

                     AMENDED AND RESTATED CREDIT AGREEMENT

            IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment and Restatement as of the day and year first above written.

                                             BORROWERS:


                                             OMNICOM FINANCE INC.


                                             By: /s/ Dennis E. Hewitt
                                                 -------------------------------
                                                 Name:  Dennis E. Hewitt
                                                 Title: Treasurer


                                             OMNICOM FINANCE PLC


                                             By: /s/ Dennis E. Hewitt
                                                 -------------------------------
                                                 Name:  Dennis E. Hewitt
                                                 Title: Director

                                             By: /s/ Barry J. Wagner
                                                 -------------------------------
                                                 Name:  Barry J. Wagner
                                                 Title: Director


                                             OMNICOM CAPITAL INC.


                                             By: /s/ Dennis E. Hewitt
                                                 -------------------------------
                                                 Name:  Dennis E. Hewitt
                                                 Title: President


                                             GUARANTOR:


                                             OMNICOM GROUP INC.,
                                               as Guarantor


                                             By: /s/ Dennis E. Hewitt
                                                 -------------------------------
                                                 Name:  Dennis E. Hewitt
                                                 Title: Treasurer

                                             BANKS:

                     AMENDED AND RESTATED CREDIT AGREEMENT

                                             CITIBANK, N.A.,
                                             as Administrative Agent and as Bank


                                             By: /s/ Julio Ojea-Quintana
                                                 -------------------------------
                                                 Name:  Julio Ojea-Quintana
                                                 Title: ATTORNEY-IN-FACT


                                             THE BANK OF NOVA SCOTIA,
                                             as Documentation Agent and as Bank


                                             By: /s/ John W. Campbell
                                                 -------------------------------
                                                 Name:  John W. Campbell
                                                 Title: Unit Head


                                             SAN PAOLO IMI SPA,
                                             as Syndication Agent and as Bank


                                             By: /s/ Carlo Persico
                                                 -------------------------------
                                                 Name:  Carlo Persico
                                                 Title: Deputy General Manager

                                             By: /s/ Robert Worster
                                                 -------------------------------
                                                 Name:  Robert Worster
                                                 Title: First Vice President


                                             THE BANK OF NEW YORK


                                             By: /s/ Kenneth P. Sneider, Jr.
                                                 -------------------------------
                                                 Name:  Kenneth P. Sneider, Jr.
                                                 Title: Vice President

                     AMENDED AND RESTATED CREDIT AGREEMENT

                                             DRESDNER BANK AG,
                                             NEW YORK & GRAND CAYMAN BRANCHES


                                             By: /s/ Laura G. Fazio
                                                 -------------------------------
                                                 Name:  Laura G. Fazio
                                                 Title: First Vice President

                                             By: /s/ Helen Ng, P.E.
                                                 -------------------------------
                                                 Name:  Helen Ng, P.E.
                                                 Title: Assistant Vice President


                                             FLEET BANK, N.A.


                                             By: /s/ Thomas J. Levy
                                                 -------------------------------
                                                 Name:  Thomas J. Levy
                                                 Title: Vice President


                                             HSBC BANK USA


                                             By: /s/ Diane M. Zieske
                                                 -------------------------------
                                                 Name:  Diane M. Zieske
                                                 Title: Vice President


                                             MELLON BANK, N.A.


                                             By: /s/ Maria Sisto
                                                 -------------------------------
                                                 Name:  Maria Sisto
                                                 Title: Vice President


                                             PNC BANK, N.A.


                                             By: /s/ Donald V. Davis
                                                 -------------------------------
                                                 Name:  Donald V. Davis
                                                 Title: Vice President

                     AMENDED AND RESTATED CREDIT AGREEMENT

                                             SCOTIABANC, INC.


                                             By: /s/ W. J. Brown
                                                 -------------------------------
                                                 Name:  W. J. Brown
                                                 Title: Managing Director


                                             SVENSKA HANDELSBANKEN AB (PUBL)


                                             By: /s/ Paul Breakspear
                                                 -------------------------------
                                                 Name:  Paul Breakspear
                                                 Title: Account Manager

                                             By: /s/ Simon Silvester
                                                 -------------------------------
                                                 Name:  Simon Silvester
                                                 Title: Head of London Corporate
                                                        Banking


                                             THE CHASE MANHATTAN BANK


                                             By: /s/ Bruce E. Langencamp
                                                 -------------------------------
                                                 Name:  Bruce E. Langencamp
                                                 Title: Vice President


                                             BANK ONE, NA (MAIN OFFICE CHICAGO)


                                             By: /s/ Jeffrey Lubatkin
                                                 -------------------------------
                                                 Name:  Jeffrey Lubatkin
                                                 Title: Vice President


                                             THE SUMITOMO BANK, LTD.

                     AMENDED AND RESTATED CREDIT AGREEMENT

                                             By: /s/ C. Michael Garido
                                                 -------------------------------
                                                 Name:  C. Michael Garido
                                                 Title: Senior Vice President


                                             U.S. BANK, NATIONAL ASSOCIATION


                                             By: /s/ Thomas W. Cherry
                                                 -------------------------------
                                                 Name:  Thomas W. Cherry
                                                 Title: Vice President

                                             WACHOVIA BANK, N.A.

                                             By: /s/ William C. Christie
                                                 -------------------------------
                                                 Name:  William C. Christie
                                                 Title: Senior Vice President

                     AMENDED AND RESTATED CREDIT AGREEMENT

                                                                      SCHEDULE I

                             Schedule of Commitments
                             -----------------------

Lenders                                                               Commitment
-------                                                               ----------

CITIBANK, N.A.                                                  $100,000,000.00

THE BANK OF NOVA SCOTIA/ SCOTIABANC, INC.                       $ 75,000,000.00

SAN PAOLO IMI S.p.A.                                            $ 70,000,000.00

HSBC BANK USA                                                   $ 65,000,000.00

THE CHASE MANHATTAN BANK                                        $ 60,000,000.00

DRESDNER BANK AG,  NEW YORK                                     $ 60,000,000.00
  & GRAND CAYMAN BRANCHES

WACHOVIA BANK, N.A.                                             $ 60,000,000.00

FLEET BANK, N.A.                                                $ 50,000,000.00

THE SUMITOMO BANK, LTD.                                         $ 50,000,000.00

BANK ONE, NA (MAIN OFFICE CHICAGO)                              $ 30,000,000.00

MELLON BANK, N.A.                                               $ 30,000,000.00

PNC BANK, N.A.                                                  $ 30,000,000.00

SVENSKA HANDELSBANKEN                                           $ 30,000,000.00

THE BANK OF NEW YORK                                            $ 20,000,000.00

U.S. BANK, NATIONAL ASSOCIATION                                 $ 20,000,000.00

                                                                ===============
TOTAL                                                           $750,000,000.00

                                                                       EXHIBIT A

                    FORM OF NOTICE OF ELECTION OF TERM OPTION
                                                                          [Date]
Citibank, N.A., as Agent
399 Park Avenue
New York, New York  10043

     Attention:  ___________

Ladies and Gentlemen:

      The undersigned, Omnicom Group, Inc. (the "Guarantor"), refers to the Amended and Restated Credit Agreement dated as of April 27, 2000 (said agreement, as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"; capitalized terms defined therein being used herein as therein defined), among the undersigned, Omnicom Finance Inc., Omnicom Finance plc and Omnicom Capital Inc., each as a Borrower, Citibank, N.A., in its capacity as Administrative Agent, and the Banks parties thereto.

      In accordance with Section 4.05 of the Credit Agreement, the Guarantor hereby notifies you that it elects to convert the Loans outstanding as of the Commitment Termination Date (___________ __, 200_ ) to Term Loans payable on [ ___________ __, 200_ (the Final Maturity Date)] [___________ __, 200_ (a date prior to the Final Maturity Date)]. The Term Loans will be [Base Rate Loans][Eurocurrency Rate Loans with an initial Interest Period of ____ month[s]]. The Company hereby certifies that, on and as of the date hereof, no Default or Event of Default has occurred and is continuing.

                                         Very truly yours,

                                         OMNICOM GROUP, INC.

                                         By
                                           ---------------------------------
                                           Name:
                                           Title:


                    FORM OF NOTICE OF ELECTION OF TERM OPTION

                                                                       EXHIBIT B
                               [FORM OF TERM NOTE]

                                 PROMISSORY NOTE


U.S. $_________________                                 Dated _________ __, 200_


      FOR VALUE RECEIVED, the undersigned, [OMNICOM FINANCE INC., a corporation organized and existing under the laws of Delaware][OMNICOM FINANCE PLC, a corporation organized and existing under the laws of England and Wales][OMNICOM CAPITAL INC., a corporation organized and existing under the laws of Connecticut] (the "Borrower"), hereby unconditionally promises to pay to the order of ______________ (the "Bank") for the account of its Applicable Lending Office the principal sum of _______________________ U.S. DOLLARS (U.S. $_________________), on __________, ______ (or, if such date is not a Business
Day as defined in the Credit Agreement referred to below, the immediately preceding Business Day), for the account of its Applicable Lending Offices provided for by the Credit Agreement referred to below, at the Payment Office of the Administrative Agent, in Dollars and in immediately available funds, free and clear of and without deduction for Taxes or other offsets, to the extent provided in the Credit Agreement.

      The Borrower further promises to pay interest on the unpaid principal amount of this Note, at such account, in like money and funds, from the date hereof until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement referred to below.

      This Note is one of the Term Notes referred to in, and is entitled to the benefits and is subject to the terms, conditions and limitations of, the 364-Day Credit Agreement (as the same may be amended, modified and supplemented and in effect from time to time, the "Credit Agreement") dated as of April 30, 1999 and as amended and restated as of April 27, 2000, among the Borrowers referred to therein, the Bank, the other Banks referred to therein, Citibank, N.A., as Administrative Agent for the Banks (the "Administrative Agent"), The Bank of Nova Scotia, as Documentation Agent and San Paolo IMI S.p.A. as Syndication Agent. Capitalized terms used but not defined in this Note shall have the respective meanings assigned to them in the Credit Agreement.

      This Note is guaranteed pursuant to the Guaranty. The Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for optional and mandatory prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

      The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.


                                FORM OF TERM NOTE

      This Note shall be governed by, and construed in accordance with, the law of the State of New York.

                                               [OMNICOM FINANCE INC.]
                                               [OMNICOM FINANCE PLC]
                                               [OMNICOM CAPITAL INC.]

                                               By
                                                 -------------------------------
                                                 Name:
                                                 Title:


                                FORM OF TERM NOTE